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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of earliest event
                           reported) October 25, 2001.

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-25945                 34-1877137
         --------                       -------                ------------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

              601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)















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ITEM 5.  OTHER EVENTS.
----------------------

         On October 25, 2001 Grand Central Financial Corp. (the "Company") issued a press release announcing its intention to repurchase up to 5% of the Company's outstanding shares of its common stock.

         A press release announcing the Company's stock repurchase is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         Exhibit 99 Press Release dated October 25, 2001.









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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     October 25, 2001           By: /s/ William R. Williams
                                          --------------------------------------
                                          William R. Williams
                                          President and Chief Executive Officer









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